SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 7, 2003



                            DIGITAL POWER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


   California                     1-12711                       94-1721931
   ----------                     -------                       ----------
(State or other             (Commission File No.)            (I.R.S. Employer
  jurisdiction                                              Identification No.)
of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (510) 657-2635
                                 --------------
              (Registrant's telephone number, including area code)



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Item 7. Financial Statements and Exhibits.

         Exhibit No.        Exhibit Description
         -----------        -------------------

         99                 Press release announcing first quarter results

Item 12.  Regulation FD Disclosure.

     Digital Power Corporation announced its results for the second quarter of fiscal year 2003 on the attached press release.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DIGITAL POWER CORPORATION,
                                            a California Corporation


Dated:  August 7, 2003                      /s/ David Amitai
                                            --------------------------
                                            David Amitai,
                                            Chief Executive Officer



Dated:  August 7, 2003                      /s/ Haim Yatim
                                            --------------------------
                                            Haim Yatim,
                                            Chief Financial Officer